Exhibit 10.2

                                 FIRST AMENDMENT

                                       TO

                          SECURITIES PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment") is made and entered into as of June 19, 2008, by and among KIG Investors II, LLC, a Delaware limited liability company (the "Buyer") and Forex365, Inc. f/k/a Solar Group, Inc., a Nevada corporation (the "Company").

                                    RECITALS

     A. The Buyer and the Company (collectively, the "Parties") are parties to that certain Securities Purchase Agreement dated as of November 14, 2007 (the "Agreement").

     B. The Parties desire to amend the Agreement, in the manner and on the terms and conditions hereinafter set forth.

     C. Capitalized terms that are not defined in this Amendment have the meanings ascribed to them in the Agreement. Except as explicitly amended and set forth in this Amendment, all other terms and provisions of the Agreement remain applicable, operative and unchanged.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Buyer and the Company hereby agree as follows:

                             ARTICLE 1 - AMENDMENTS

     1.1 Paragraph B of the Recitals shall be deleted and replaced in its entirety to read as follows:

                  "The Company desires to issue to the Buyer 21,000,000 shares of common stock, $0.01 par value ("Shares"), for a purchase price of $210,000, or $0.01 per share, and on such other terms and conditions set forth herein ("Stock Issuance")."

     1.2 Section 1.1 of the Agreement shall be amended by the deletion of the reference therein to "96.4%" and the insertion in lieu thereof of "95.3%".

     1.3 Section 1.3 of the Agreement shall be deleted and replaced in its entirety to read as follows:

                  "Purchase Price. The aggregate purchase price for the Shares shall be Two Hundred Ten Thousand Dollars ($210,000)
        ("Purchase Price")."

                            ARTICLE 2 - MISCELLANEOUS

     2.1 Waivers and Amendments. The Agreement and this Amendment may be further amended or modified in whole or in part only by a writing which makes reference to the Agreement and this Amendment, executed by the Buyer and the Company. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Amendment or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Amendment or any other agreement provided for herein.

     2.2 Entire Agreement. The Agreement (together with the Schedules and the Exhibits thereto) and the other agreements and instruments expressly provided for herein and therein, together with this Amendment, set forth the entire understanding of the parties hereto and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations, and warranties, whether oral or written, among the parties with respect to the subject matter hereof.

     2.3 Governing Law. The Agreement and this Amendment shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Nevada without giving effect to the principles of conflicts of law thereof.

     2.4 Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument. Any facsimile copy of this Amendment will be deemed an original for all purposes.

     2.5 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     2.6 Third Parties. Nothing expressed or implied in the Agreement or this Amendment is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of the Agreement or this Amendment.

     2.7 Headings. The headings in this Amendment are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Amendment.

     2.8 Interpretation. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                            [Signature Page Follows]

                               SIGNATURE PAGES TO
                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT
                                  BY AND AMONG
                            THE BUYER AND THE COMPANY

     IN WITNESS WHEREOF, each of the Buyer and the Company have executed this Agreement as of the date first above written.

                                             THE BUYER:


                                             KIG Investors II, LLC


                                             By: /s/ Timothy J. Keating
                                                 -------------------------------
                                                 Timothy J. Keating, Manager


                                             THE COMPANY

                                             Forex365, Inc.


                                             By: /s/ Kevin R. Keating
                                                 -------------------------------
                                                 Kevin R. Keating, President